GUARANTY  AGREEMENT  dated  as  of  November  16,  1998  from  A.  Neil
Pappalardo,  of  ________,  MA (the  "Guarantor")  to Fleet  National  Bank (the
"Bank").

                                   WITNESSETH:

         WHEREAS, pursuant to a letter agreement of even date herewith (the "Loan Agreement") between the Bank and Palomar Medical Technologies, Inc., a Delaware corporation (the "Borrower"), the Bank is establishing a revolving credit facility for the Borrower on the terms and conditions set forth therein; and

         WHEREAS, it is a condition precedent to the making of loans and the issuance of letters of credit by the Bank pursuant to the Loan Agreement that the Guarantor shall have executed and delivered this Agreement to the Bank; and

         WHEREAS, the establishment of a revolving credit facility for, the making of loans to, and the issuance of letters of credit for the account of, the Borrower pursuant to the Loan Agreement are and will be beneficial to the Guarantor inasmuch as the Guarantor is an investor in the Borrower and has received and expects to receive certain fees from the Borrower and, therefore, has a direct ownership and economic interest in the Borrower;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor hereby agrees as follows:

                                    ARTICLE I

                               CERTAIN DEFINITIONS

         Section 1.01. Defined Terms. As used in this Agreement, the following terms shall have the meanings set out respectively after each:

         "Agreement" - This Guaranty Agreement, as same may be from time to time amended.

         "Event of Default" - As defined in Section 5.01 below.

         "Guaranteed Obligations" - Any and all indebtedness, liabilities or obligations of the Borrower, whether joint or several, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, to or for the benefit of the Bank, including, without limitation, those now or hereafter arising under any Loan Document.

         "Guaranty" - The guaranty of the Guarantor set forth in Article II.

         "Loan Documents" - The Loan Agreement, the Revolving Note and any other instrument, document or other agreement relating to extension of financial accommodations or other banking services between the Borrower and the Bank or made by the Borrower in favor of the Bank, all whether now existing or hereafter entered into or delivered.

         "Person" - As defined in the Loan Agreement.

         "Prime Rate" - As defined in the Loan Agreement.

         "Revolving Loans" - As defined in the Loan Agreement.

         "Revolving Note" - As defined in the Loan Agreement.

         Section 1.02. Use of Defined Terms. Any defined term used in the plural preceded by the definite article shall be taken to encompass all members of the relevant class. Any defined term used in the singular preceded by "any" shall be taken to indicate any number of the members of the relevant class.

                                   ARTICLE II

                                    GUARANTY

         Section 2.01. Guaranty. In consideration of the Bank making loans to the Borrower pursuant to the Loan Agreement, the Guarantor hereby guaranties to the Bank the due and punctual payment and performance of all of the Guaranteed Obligations, as and when the same shall become due and payable, whether on demand or at maturity, by declaration or otherwise, according to the terms thereof, and all losses, costs, expenses and reasonable attorneys' fees and disbursements incurred by reason of a default under any of said Guaranteed Obligations. In case of failure by the Borrower punctually to pay any of the Guaranteed Obligations, the Guarantor unconditionally agrees to cause such payment to be made punctually as and when the same shall become due and payable, whether at maturity or by declaration or otherwise, and as if such payment were made by the Borrower. This Guaranty is an absolute, unconditional, unlimited and continuing guaranty of the full and punctual payment and performance by the Borrower of the Guaranteed Obligations and not merely of their collectibility and is in no way conditioned upon any requirement that the Bank first collect or attempt to collect the Guaranteed Obligations or any portion thereof from the Borrower or from any other guarantor of any of same or resort to any security or other means of obtaining payment of any of the Guaranteed Obligations which the Bank now has or may acquire after the date hereof, or upon any other contingency whatsoever. Upon and during th continuance of any Event of Default (as defined herein), all liabilities and obligations of the Guarantor to the Bank, hereunder or otherwise, shall, at the option of the Bank, become forthwith due and payable to the Bank without further demand or notice of any nature, all of which are expressly waived by the Guarantor. Payments by the Guarantor hereunder may be required by the Bank on any number of occasions.

         Section 2.02. Guarantor's Further Agreements to Pay. The Guarantor further agrees, as principal obligor and not as guarantor, to pay to the Bank forthwith upon demand, in lawful currency of the United States in funds immediately available to the Bank, all costs and expenses (including court costs and reasonable attorneys' fees and disbursements) incurred or expended by the Bank in connection with this Guaranty and the enforcement hereof, together with interest on any sum now or hereafter payable by the Guarantor under this Agreement, such interest to accrue from the date of any demand for payment of such sum to the date of payment. Such interest will be payable at the rate set forth in Section 6.04 below.

         Section 2.03. Bank's Freedom to Deal with Borrower and Other Parties. The Bank shall be at liberty, without giving notice to or obtaining the assent of the Guarantor and without relieving the Guarantor of any liability hereunder, to deal with the Borrower and with each other party who now is or after the date hereof becomes liable in any manner for any of the Guaranteed Obligations in such manner as the Bank in its sole discretion deems fit. The Bank has full authority in its sole discretio to do any or all of the following things, none of which shall discharge or affect the Guarantor's liability hereunder: (i) extend credit, make loans and afford other financial accommodations to the Borrower at such times, in such amounts and on such terms as the Bank may approve; (ii) modify, amend, vary the terms and grant extensions or renewals of any present or future indebtedness or of all or any of the Guaranteed Obligations or any instrument relating to or securing same, and, without limitation, this Guaranty shall survive payment of the Revolving Note; (iii) grant time, waivers and other indulgences in respect thereto; (iv) vary, exchange, release or discharge, wholly or partially, or delay or abstain from perfecting and enforcing any security or guaranty or other means of obtaining payment of any of the Guaranteed Obligations which the Bank now has or acquires after the date hereof; (v) take or omit to take any of the actions referred to in any Loan Document or other instrument evidencing, securing or relating to any of the Guaranteed Obligations or any actions under this Guaranty; (vi) fail, omit or delay to enforce, assert or exercise any right, power or remedy conferred on the Bank in this Guaranty or in any other Loan Document or other instrument evidencing, securing or relating to any of the Guaranteed Obligations or take or refrain from taking any other action; (vii) accept partial payments from the Borrower or any other party; (viii) release or discharge, wholly or partially, the Borrower, any endorser or any guarantor, or accept additional collateral for the payment of any Guaranteed Obligations; (ix) compromise or make any settlement or other arrangement with the Borrower or any such other party; and (x) consent to and participate in the proceeds of any assignment, trust or mortgage for the benefit of creditors.

         Section 2.04. Unenforceability of Guaranteed Obligations; Invalidity of Security or Other Guaranties. If for any reason now or hereafter the Borrower has no legal existence or is under no legal obligation to discharge any of the Guaranteed Obligations undertaken or purported to be undertaken by it or on its behalf, or if any of the moneys included in the Guaranteed Obligations have become irrecoverable from the Borrower by operation of law or for any other reason, this Guaranty shall nevertheless be binding on the Guarantor to the same extent as if the Guarantor at all times had been the principal debtor on all such Guaranteed Obligations. This Guaranty shall be in addition to any other guaranty or other security for the Guaranteed Obligations, and it shall not be prejudiced or rendered unenforceable by the invalidity of any such other guaranty or security. The liability of the Guarantor under this Guaranty shall remain in full force and effect until payment and performance in full of all of the Guaranteed Obligations. This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be restored or returned by the Bank, upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, all as though such payment had not been made.

         Section 2.05. Waivers by Guarantor. The Guarantor waives: notice of acceptance hereof and reliance hereon, notice of any action taken or omitted by the Bank in reliance hereon, any requirement that the Bank be diligent or prompt in making demands hereunder, any requirement as to any presentment, demand, protest, giving notice of any default by the Borrower or asserting any other right of the Bank hereunder and all demands, notices (other than any demands and notices which are specifically provided for in the Loan Agreement) and all suretyship defenses generally. The Guarantor also irrevocably waives, to the fullest extent permitted by law, all defenses which at any time may be available in respect of the Guarantor's obligations hereunder by virtue of any statute of limitations, valuation, stay, homestead or moratorium law or other similar law now or hereafter in effect.

         Without limiting the generality of the foregoing provisions of this Guaranty, the liability of the Guarantor shall not be released, discharged or otherwise affected by:

         (i) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of the Borrower or any other guarantor of any of the Guaranteed Obligations;

         (ii) any change in the time, manner, amount or place of payment of any Guaranteed Obligation or any modification or amendment of or supplement to any Loan Document or this Agreement;

         (iii) any release, non-perfection or invalidity of any direct or indirect security for any obligation of the Borrower, the Guarantor or any other guarantor of any of the Guaranteed Obligations;

         (iv) any change in the legal existence, structure, record or beneficial ownership or control of the Borrower or any other guarantor of any of the Guaranteed Obligations, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting any such Person or its assets;

         (v) the existence of any claim, set-off or other rights which the Guarantor may have at any time against the Borrower, the Bank or any other guarantor of any of the Guaranteed Obligations or any other Person, whether or not arising in connection with this Agreement;

         (vi) any invalidity or unenforceability relating to or against the Borrower or the Guarantor for any reason under any Loan Document or under this Agreement; or any provision of applicable law or regulation purporting to prohibit the payment by any Person of the principal of or interest on the Revolving Note or any other amount payable under any Loan Document or this Agreement; or

         (vii) any other act or omission to act or delay of any kind by the Borrower, the Bank or any other Person or any other circumstances whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of the Guarantor's obligations hereunder.

         Section 2.06. Subrogation. Unless and until all of the Guaranteed Obligations shall have been indefeasibly paid in full and all commitments for further extensions of credit to the Borrower by the Bank shall have been terminated, the Guarantor hereby irrevocably and unconditionally waives enforcement of any and all rights of subrogation, contribution or similar rights which, but for this Section 2.06, he might otherwise have in relation to the Borrower or any other guarantor as a result of this Agreement. No right of subrogation, contribution or any similar right will in any event be deemed to give the Guarantor any claim against the Bank on account of the Bank's release, failure to perfect or other dealing or failing to deal with any collateral or with any Person, even if the value of such subrogation, contribution or similar rights is thereby diminished or jeopardized.

         Section 2.07. No Contest with Bank. No set-off, counterclaim, reduction or diminution of any obligation, or any claim or defense of any kind or nature which the Guarantor has or may have against the Borrower, any other guarantor or the Bank shall be available hereunder to the Guarantor. The Guarantor will not, in any proceedings under the Bankruptcy Code or insolvency proceedings of any nature, prove in competition with the Bank in respect of any payment hereunder or be entitled to have the benefit of any counterclaim or proof of claim or dividend or payment by or on behalf of the Borrower or the benefit of any other security for any Guaranteed Obligation which, now or hereafter, the Guarantor may hold in competition with the Bank.

         Section 2.08. Stay of Acceleration. If acceleration of the time for payment of any amount payable by the Borrower under any Loan Document is stayed upon the insolvency, bankruptcy or reorganization of the Borrower, all such amounts otherwise subject to acceleration under the terms of this Guaranty shall nonetheless be payable by the Guarantor hereunder forthwith on demand by the Bank.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         Section 3.01. General Representations and Warranties. The Guarantor hereby represents and warrants that:

                  (a) The execution, delivery and performance by the Guarantor of this Agreement do not and will not:

                  (i) violate any provision of, or require any filing, registration, consent or approval under, any law, rule, regulation (including, without limitation, Regulation U), order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to the Guarantor;

                  (ii) result in a breach of or constitute a default or require any consent under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Guarantor is a party or by which the Guarantor or any of his properties may be bound or affected; or

                  (iii) result in, or require, the creation or imposition of any lien, security interest or other encumbrance upon or with respect to any of the properties now owned or hereafter acquired by the Guarantor.

                  (b) This Agreement has been duly executed and delivered on behalf of the Guarantor and is a legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms.

                  (c) The Guarantor is an investor in the Borrower and has received and expects to receive certain fees from the Borrower.

                  (d) After giving effect to this Agreement and the transactions contemplated hereby, the Guarantor (A) is and will be able to pay his debts as they become due, (B) has and will have funds and capital sufficient to carry on his business as now conducted or as contemplated to be conducted, (C) owns property having a value both at fair valuation and at present fair saleable value greater than the amount required to pay his debts as they become due, and (D) is not insolvent and will not be rendered insolvent as determined by applicable law, after taking into account the reasonable likelihood of payments being required hereunder.

                                   ARTICLE IV

                                    COVENANTS

         Section 4.01. Covenants. So long as any of the Guaranteed Obligations remain outstanding, the Guarantor will provide to the Bank, promptly upon request, such financial and other information as the Bank may from time to time reasonably request.

                                    ARTICLE V

                              DEFAULT AND REMEDIES

         Section 5.01. Events of Default. An Event of Default will be deemed to have occurred under this Agreement upon the occurrence of any one or more of the following:

                  (i) The Guarantor shall fail to make any monetary payment hereunder when due; or

                  (ii) Any representation or warranty of the Guarantor contained herein shall at any time prove to have been incorrect in any material respect when made; or

                  (iii) The Guarantor shall fail to perform or observe any other obligation or agreement contained herein and such failure shall continue uncured for thirty (30) days after written notice of such failure is given by the Bank to the Guarantor; or

                  (iv) Any default on the part of the Guarantor or any Person controlled by the Guarantor shall exist, and shall remain unwaived or uncured beyond the expiration of any applicable notice and/or grace period, under any other contract, agreement or undertaking now existing or hereafter entered into with or for the benefit of the Bank (or any affiliate of the Bank); or

                  (v) Any "Event of Default" (as defined in the Loan Agreement) shall occur and shall continue uncured beyond the expiration of any applicable notice and/or grace period.

         Section 5.02. Rights and Remedies Upon Default. Upon the occurrence of any Event of Default and at any time thereafter during the continuance thereof, in addition to any other rights and remedies available to the Bank hereunder or otherwise, the Bank may exercise any one or more of the following rights and remedies (all of which shall be cumulative):

                  (a) Enforce the provisions of this Agreement by legal proceedings for the specific performance of any covenant or agreement contained herein or for the enforcement of any other appropriate legal or equitable remedy, and the Bank may recover damages caused by any breach by the Guarantor of the provisions of this Agreement, including court costs, reasonable attorneys' fees and other costs and expenses incurred in the enforcement of the obligations of the Guarantor hereunder.

                  (b) Exercise all rights and remedies hereunder, under the Loan Documents, and under any other agreement with the Bank, and exercise all other rights and remedies which the Bank may have under applicable law.

         Section 5.03. Set-off. In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence of any Event of Default and during the continuance thereof, the Bank is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to the Guarantor or to any other Person, all of which are hereby expressly waived, to set off and to appropriate and apply any and all deposits and any other Indebtedness at any time held or owing by the Bank or any affiliate of the Bank to or for the credit or the account of the Guarantor against and on account of the obligations and liabilities of the Guarantor to the Bank, under this Agreement or otherwise, irrespective of whether or not the Bank shall have made any demand for payment and although said obligations, liabilities or claims, or any of them, may then be contingent or unmatured and without regard for the availability or adequacy of other collateral. The Guarantor also grants to the Bank a security interest with respect to all his deposits and all securities or other property in the possession of the Bank or any affiliate of the Bank from time to time, and, upon the occurrence of any Event of Default, the Bank may exercise all rights and remedies of a secured party under the Uniform Commercial Code. ANY AND ALL RIGHTS TO REQUIRE THE BANK TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES ANY OF TH GUARANTEED OBLIGATIONS PRIOR TO THE EXERCISE BY THE BANK OF ITS RIGHT OF SET-OFF UNDER THIS SECTION ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

                                  ARTICLE VI

                                 MISCELLANEOUS

         Section 6.01. No Waiver; Cumulative Remedies. No failure or delay on the part of any party in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law or otherwise available to the Bank. Such remedies may be exercised without resort or regard to the other source of satisfaction of any liabilities of the Guarantor to the Bank. The provisions of this Agreement are not limited by nor in the limitation of any additional or inconsistent provisions contained in the Loan Agreement or elsewhere.

         Section 6.02. Amendments, Waivers and Consents. Neither this Agreement nor any provision hereof may be amended, waived discharged or terminated orally. Any such amendment, waiver, discharge or termination must be in writing signed by the party against whom enforcement of the amendment, waiver, discharge or termination is sought. Any waiver or consent may be given subject to satisfaction of conditions stated therein and any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         Section 6.03. Addresses for Notices, etc. Except as otherwise expressly provided in this Agreement, all notices, requests, demands and other communications provided for hereunder shall be in writing and shall be mailed or delivered to the applicable party at the address indicated below:


         If to the Guarantor

              Mr. A. Neil Pappalardo
              10 Rowes Wharf
              Boston, MA  02110

         If to the Bank:

              Fleet National Bank
              High Technology Division
              One Federal Street
              Mail Stop:  MA OF DO7A
              Boston, MA  02110
              Attention:  Lucie Burke, Vice President

or, as to each of the foregoing, at such other address as shall be designated by such Person in a written notice to the other party complying as to delivery with the terms of this Section. Except as otherwise provided herein, all such notices, requests, demands and other communications shall be deemed delivered on the earlier of (i) the date received or (ii) the date of delivery, refusal or non-delivery indicated on the return receipt if deposited in the United States mails, sent postage prepaid, registered or certified mail, return receipt requested, postage and registration or certification charges prepaid, addressed as aforesaid.

         Section 6.04. Costs, Expenses and Taxes. The Guarantor agrees to pay on demand all costs and expenses (including, without limitation, reasonable legal fees) of the Bank in connection with the preparation, execution and delivery of this Agreement and all other instruments and documents to be delivered hereunder and any amendments or modifications of any of the foregoing, or in connection with the examination, review or administration of any of the foregoing, as well as the costs and expenses (including, without limitation the reasonable fees and out-of-pocket expenses of legal counsel) incurred by the Bank in connection with preserving, enforcing or exercising any rights or remedies under this Agreement and all other instruments and documents to be delivered hereunder, all whether or not legal action is instituted. In addition, the Guarantor shall be obligated to pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Agreement and all other instruments and documents to be delivered hereunder, and the Guarantor agrees to save the Bank harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes. Any fees, expenses or other charges which the Bank is entitled to receive from the Guarantor hereunder shall bear interest from the date of demand for payment until paid at the lesser of (i) a fluctuating rate per annum which shall at all times be equal t the sum of four (4%) percent per annum plus the Prime Rate as in effect from time to time or (ii) the maximum rate permitted by then applicable law.

         Section 6.05. Representations and Warranties. All covenants, agreements, representations and warranties made herein or in any other document delivered by or on behalf of the Guarantor pursuant to or in connection with this Agreement are material and shall be deemed to have been relied upon by the Bank, notwithstanding any investigation heretofore or hereafter made by the Bank and shall survive the making of the Revolving Loans as contemplated in the Loan Agreement, and shall continue in full force and effect so long as any of the Guaranteed Obligations remain outstanding and unpaid or any facility for the making of loans to the Borrower remains in effect. All statements contained in any certificate or other paper delivered to the Bank at any time by or on behalf of the Guarantor pursuant hereto shall constitute representations and warranties by the Guarantor hereunder.

         Section 6.06. Binding Effect; Assignment. This Agreement shall be binding upon the Guarantor and his heirs, executors, administrators, successors and assigns and shall inure to the benefit of the Bank and its successors and assigns. The Guarantor may not assign this Agreement or any rights hereunder without the express written consent of the Bank.

         Section 6.07. Reproduction of Agreement. This Agreement and all other instruments, documents and papers which relate thereto which have been or may be hereafter furnished to the Bank may be reproduced by the Bank by any photographic, photostatic, micro-card, miniature photographic, xerographic or similar process, and the Bank may destroy the original from which any document was so reproduced. Any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made in the regular course of business).

         Section 6.08. Consent to Jurisdiction. The Guarantor irrevocably submits to the non-exclusive jurisdiction of any Massachusetts court or any federal court sitting within The Commonwealth of Massachusetts over any suit, action or proceeding arising out of or relating to this Agreement. The Guarantor irrevocably waives, to the fullest extent permitted by law, any objection which he may now or hereafter have to the laying of venue of any such suit, action or proceeding brought in such a court and any claim that any such suit, action or proceeding has been brought in an inconvenient forum. The Guarantor agrees that final judgment in any such suit, action or proceeding brought in such a court shall be enforced in any court of proper jurisdiction by a suit upon such judgment, provided that service of process in such action, suit or proceeding shall have been effected upon the Guarantor in one of the manners specified in the following paragraph of this Section 6.08 or as otherwise permitted by law.

         The Guarantor hereby consents to process being served in any suit, action or proceeding of the nature referred to in the preceding paragraph of this Section 6.08 either (i) by mailing a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to him at his address set forth in Section 6.03 or (ii) by serving a copy thereof upon him at his address set forth in Section 6.03. The Guarantor irrevocably waives, to the fullest extent permitted by law, all claims of erro by reason of any service as contemplated herein and agrees that such service shall (x) be deemed in every respect effective service upon such Guarantor in any such suit, action or proceeding and (y) to the fullest extent permitted by law, be taken and held to be valid personal service upon and personal delivery to the Guarantor.

         Section 6.09. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of The Commonwealth of Massachusetts.

         Section 6.10. Severability. In the event that any provision of this Agreement or the application thereof to any Person, property or circumstances shall be held to any extent to be invalid or unenforceable, the remainder of this Agreement and the application of such provision to Persons, properties or circumstances other than those as to which it has been held invalid or unenforceable shall not be affected thereby, and each provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

         Section 6.11. Headings. Article and Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

         Section 6.12. WAIVER OF JURY TRIAL. THE GUARANTOR AND THE BANK HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY MUTUALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE LOAN AGREEMENT OR ANY OTHER LOAN DOCUMENTS OR OUT OF ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR THE BANK TO ENTER INTO THE LOAN AGREEMENT AND TO MAKE LOANS AS CONTEMPLATED THEREIN.

         IN WITNESS WHEREOF, the Guarantor has executed this Agreement, as an instrument under seal, as of the day and year first above written.

         BY HIS SIGNATURE, THE BORROWER ACKNOWLEDGES: (A) THAT HE HAS RECEIVED A COPY OF THIS AGREEMENT AND EACH OF THE OTHER LOAN DOCUMENTS AND HAS HAD AN OPPORTUNITY TO REVIEW SAME, (B) THAT HE HAS HAD AN OPPORTUNITY TO REQUEST FINANCIAL INFORMATION FROM THE BORROWER AND HAS RECEIVED ALL INFORMATION REQUESTED, AND (C) THAT HE HAS HAD AN OPPORTUNITY TO CONSULT WITH HIS COUNSEL AND FINANCIAL ADVISORS WITH RESPECT TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND HAS SO CONSULTED TO THE EXTENT HE HAS DEEMED APPROPRIATE.

WITNESS:                                            ____________________________
                                                    A. Neil Pappalardo
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